UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2011

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K previously filed by TransMontaigne Partners L.P. on December 21, 2011 (the “Initial Form 8-K”).  In accordance with Rule 12b-15 of the United States Securities and Exchange Commission (the “SEC”), the entire text of Item 4.01 of the Initial Form 8-K, as amended hereby, is set forth herein in its entirety.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 15, 2011, the Audit Committee of the Board of Directors of TransMontaigne GP L.L.C. (“TransMontaigne GP”) dismissed KPMG LLP (“KPMG”) from its engagement as the principal accountant to audit the financial statements of TransMontaigne Partners L.P. (“Partners”).  TransMontaigne GP is the general partner of Partners.  In early December, KPMG communicated to Partners that KPMG did not meet the independence rules of applicable regulatory agencies with respect to Partners as a result of services provided by KPMG (both directly and by its affiliated member firms worldwide) to Morgan Stanley and some of its affiliates.  KPMG determined that Morgan Stanley should have been, but had not been, identified from September 1, 2006, the date of Morgan Stanley’s acquisition of TransMontaigne Inc. (“TMG”), the indirect parent of TransMontaigne GP, onward (1) as a controlling affiliate of Partners in KPMG’s monitoring system for review and approval of services and (2) as a restricted entity in KPMG’s investment compliance system.  KPMG further informed Partners that KPMG has provided services to Morgan Stanley and some of its affiliates that are not permitted to be performed for a controlling affiliate of a KPMG audit client, although none of such services were provided to TransMontaigne GP, Partners or any other wholly owned subsidiary of TMG (collectively, the “TransMontaigne Group”).  Also, because Morgan Stanley was not designated as a restricted entity, some KPMG personnel have owned investments in Morgan Stanley that are not permissible in a controlling affiliate of a KPMG audit client as an SEC registrant.  As a result of these prohibited services and investments, KPMG has not met the independence rules of applicable regulatory agencies, including applicable SEC rules with respect to the independence of auditors who audit the financial statements of public companies, since 2006.

KPMG has informed TransMontaigne GP and Partners that, during the twelve month periods ended September 30, 2011, 2010 and 2009, KPMG and member firms of KPMG International, in the aggregate, recorded revenue ranging from $20 to $25 million per year for non-audit services provided to Morgan Stanley and certain of its affiliates outside of the TransMontaigne Group (a portion of which are not permissible under the applicable regulatory rules).  The prohibited non-audit services KPMG has provided to Morgan Stanley and its affiliates included: loaned staff services; management functions such as cash handling, project management, tax guarantor and payroll management services; expert services; legal services; restructuring and corporate finance services; and contingent fee arrangements.

On January 5, 2012, the Audit Committee of TransMontaigne GP engaged Deloitte & Touche LLP (“Deloitte & Touche”) as the principal accountant to audit the financial statements of Partners.

During the fiscal years ended December 31, 2009 and December 31, 2010 and the subsequent interim period through December 15, 2011, there were no disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion on the subject matter of the disagreement or reportable events within the meaning of Item 304(a)(1) of Regulation S-K.  The audit reports of KPMG on the consolidated financial statements and internal control over the financial reporting of Partners for the fiscal years ended December 31, 2009 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Because KPMG was not independent with respect to Partners under applicable independence rules, Partners’ previously filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q do not meet the requirements of federal securities laws and regulations.  As discussed below, the Audit Committee of TransMontaigne GP and TransMontaigne GP’s management continue to believe that the financial statements contained in those filings fairly present, in all material respects, the financial condition and results of operations of Partners as of the end of and for the periods presented and may continue to be relied upon.  Nevertheless, in light of the requirements of federal securities laws and regulations and because the purpose of the auditor independence rules is to provide investors with confidence that audits of public companies are carried out objectively and impartially by the independent accounting firms, it has been determined that Partners’ investors will receive a meaningful benefit from the reassurance that will be provided by having Partners’ financial statements for the years ended December 31, 2009 and December 31, 2010 re-audited by a new independent accountant.  Consequently, TransMontaigne GP has asked Deloitte & Touche, as Partners’ new principal accountant, to re-audit Partners’ financial statements for the years ended December 31, 2009 and December 31, 2010 and to re-review Partners’ quarterly financial information that will be contained in Partners’ 2011 Annual Report.  TransMontaigne GP and Partners are working with Deloitte & Touche to complete such re-audits as quickly as reasonably practicable.  It is unlikely, however, that such re-audits will be completed on or before March 15, 2012, the date by which the 2011 Annual Report must be filed with the SEC and made publicly available in accordance with applicable SEC Rules.  Based on the information available and the results of the investigations described herein, TransMontaigne GP believes that the further expense and delay that would be associated with re-auditing periods earlier than 2009 are not justified by any benefit to investors and, accordingly, the Audit Committee and management of TransMontaigne GP do not currently intend to seek re-audits of Partners’ financial statements for such earlier periods.

KPMG has informed Partners that KPMG believes that its engagement team’s objectivity and impartiality were not impacted by these violations.  In reaching this conclusion, KPMG informed Partners that it had conducted a thorough review of the circumstances and, in particular, had considered the following factors: KPMG has not provided any non-audit services to Partners since its inception or to TMG since its acquisition by Morgan Stanley in 2006; KPMG has evaluated non-audit services that were provided to Morgan Stanley and its affiliates since its acquisition of TMG and determined that none of the non-audit services provided to Morgan Stanley or its affiliates related to, involved or impacted the books and records of TransMontaigne GP or Partners; in providing services to Morgan Stanley and its affiliates, KPMG did not act in the capacity of management for TransMontaigne GP or Partners; the members of the KPMG audit engagement teams who performed the audits and quarterly reviews of Partners’ financial statements were unaware that KPMG was not in compliance with applicable independence rules at the time such audits and reviews were conducted and believe they were objective, impartial and appropriately skeptical in conducting such audits and reviews; and KPMG’s determination that the non-audit services provided to Morgan Stanley or its affiliates had no impact on Partners’ financial statements or internal controls over financial reporting.  KPMG has further informed Partners that, based upon KPMG’s review of the circumstances, KPMG does not believe that its prior audit opinions and quarterly reviews of Partners should be withdrawn.

In connection with reviewing the circumstances that resulted in KPMG not satisfying applicable independence rules and other information obtained in their investigations, the Audit Committee and management of TransMontaigne GP also considered whether any of such circumstances or other information provided grounds to doubt the accuracy of the financial information contained in Partners’ annual and interim financial statements.  In addition to the information provided by KPMG, both the Audit Committee and TransMontaigne GP’s management considered that, to their knowledge and based upon their investigation: none of the current or former members of the Audit Committee and TransMontaigne GP’s management were aware that KPMG did not satisfy applicable independence rules at all relevant times, and in particular that none of the members of the Audit Committee or members of

TransMontaigne GP’s management were aware that KPMG was providing services to Morgan Stanley and its affiliates; and during each year of KPMG’s engagement with Partners, KPMG communicated in its annual audit plan and in its required annual auditor communications to the Audit Committee and to Partners that KPMG had procedures in place to establish its compliance with applicable independence rules and that KPMG had determined it was independent from Partners for purposes of auditing Partners’ annual financial statements and reviewing Partners’ interim quarterly financial information.

Based on their reviews, the Audit Committee and TransMontaigne GP’s management each determined that (1) the annual financial statements of Partners, together with the notes thereto, included in Partners’ Annual Reports previously filed with the SEC on Form 10-K and (2) the quarterly interim financial statements of Partners, together with the notes thereto, included in Partners’ Quarterly Reports previously filed with the SEC on Form 10-Q, fairly present, in all material respects, the financial condition and results of operations of Partners for the periods presented and may continue to be relied upon.

In the course of investigating the circumstances surrounding KPMG not satisfying the independence rules, the Audit Committee and management of TransMontaigne GP concluded that there were several reasons why such circumstances were not discovered prior to December 2011.  First, none of the employees providing services to TransMontaigne GP and Partners are involved in the provision of any services to Morgan Stanley or any of its affiliates outside of the TransMontaigne Group; moreover, Morgan Stanley employees have no involvement in the day to day operations of TransMontaigne GP or Partners.  As a result, none of the TransMontaigne officers and employees who are responsible for Partners’ operations would normally be expected to have information regarding the operations of Morgan Stanley or its affiliates outside the TransMontaigne Group, including their engagement of KPMG for non-audit services.  In addition, the members of the Audit Committee are all independent (within the meaning of the rules of the New York Stock Exchange) of Morgan Stanley and therefore would also not normally be expected to have detailed information regarding the operations of Morgan Stanley or its affiliates outside the TransMontaigne Group, including Morgan Stanley’s engagement of KPMG for non-audit services.  Lastly, the Audit Committee and TransMontaigne GP’s management relied on the above-mentioned KPMG annual auditor communications regarding KPMG’s independence procedures and written independence determination.  During the course of the investigation of the circumstances surrounding KPMG not satisfying the independence rules, individual members of TransMontaigne GP’s management and the members of the Audit Committee all confirmed that they were unaware of such circumstances until they were brought to TransMontaigne GP’s attention by KPMG.

In accordance with Item 304(a)(3) of Regulation S-K of the SEC, Partners provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish it with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements. A copy of such letter, dated January 13, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
16.1	KPMG LLP letter dated January 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C.,
its general partner

Date: January 13, 2012	By:	/s/ Frederick W. Boutin
Frederick W. Boutin
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit
16.1	KPMG LLP letter dated January 13, 2012.